UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
August 26, 2008

GENERAL MARITIME CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
REPUBLIC OF THE MARSHALL ISLANDS
(STATE OR OTHER JURISDICTION OF INCORPORATION)

001-16531	06-159-7083
(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)
299 Park Avenue
New York, New York 10171
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
(212) 763-5600
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)
Not Applicable
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     Pursuant to the Agreement and Plan of Merger and Amalgamation (the “Merger Agreement”), dated as of August 5, 2008, by and among Arlington Tankers Ltd. (“Arlington”), Galileo Holding Corporation, Archer Amalgamation Limited, Galileo Merger Corporation, and General Maritime Corporation (the “Company”), the parties filed the required notification and report forms under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), on August 14, 2008. On August 26, 2008, the Company received notice that the U.S. Federal Trade Commission and the U.S. Department of Justice have granted early termination of the waiting period under the HSR Act in connection with the proposed transaction. Completion of this review was one of the conditions to closing of the proposed transaction. The closing of the proposed transaction continues to be subject to other conditions, including approval by the respective shareholders of the Company and Arlington. Although the proposed transaction is expected to be completed by the end of the fourth quarter of 2008, there can be no assurance that the transaction will be completed during such timeframe, or at all.
“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995
     This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current expectations and observations. Included among the important factors that, in the view of the Company and Arlington, could cause actual results to differ materially from the forward-looking statements contained in this document are the following: the ability to obtain the approval of the transaction by the Company’s and Arlington’s shareholders; the ability to obtain governmental approvals of the transaction or to satisfy other conditions to the transaction on the proposed terms and timeframe; the ability to realize the expected benefits to the degree, in the amounts or in the timeframe anticipated; the ability to integrate Arlington’s businesses with those of the Company in a timely and cost-efficient manner; changes in demand; a material decline in rates in the tanker market; changes in production of or demand for oil and petroleum products, generally or in particular regions; greater than anticipated levels of tanker newbuilding orders or lower than anticipated rates of tanker scrapping; changes in rules and regulations applicable to the tanker industry, including, without limitation, legislation adopted by international organizations such as the International Maritime Organization and the European Union or by individual countries; actions taken by regulatory authorities; changes in trading patterns significantly impacting overall tanker tonnage requirements; changes in the typical seasonal variations in tanker charter rates; changes in the cost of other modes of oil transportation; changes in oil transportation technology; increases in costs, including, without limitation: crew wages, insurance, provisions, repairs and maintenance; changes in general domestic and international political conditions; changes in the condition of the Company’s or Arlington’s vessels or applicable maintenance or regulatory standards (which may affect, among other things, the combined company’s anticipated drydocking or maintenance and repair costs); changes in the itineraries of the Company’s or Arlington’s vessels; the fulfillment of the closing conditions under, or the execution of customary additional documentation for, the Company’s agreements to acquire vessels; and other factors listed from time to time in the Company’s or Arlington’s filings with the Securities and Exchange Commission (the “SEC”), including, without limitation, their respective Annual Reports on Form 10-K for the year ended December 31, 2007 and their respective subsequent reports on Form 10-Q and Form 8-K. The Company and Arlington disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this document.
Important Additional Information About This Transaction Will Be Filed With The SEC
     In connection with the proposed transaction, the Company and Arlington will file with the SEC a Registration Statement on Form S-4 and the Company and Arlington will file with the SEC and mail to their respective shareholders a Joint Proxy Statement/Prospectus in connection with the proposed transaction. Investors and security holders are urged to read the Joint Proxy Statement/Prospectus regarding the proposed transaction carefully when it becomes available because it will contain important information about the Company, Arlington, the proposed transaction and related matters. You may obtain a free copy of the Joint Proxy Statement/Prospectus (when available) and other related documents filed by the Company and Arlington with the SEC at the SEC’s website at www.sec.gov. The Joint Proxy Statement/Prospectus (when it is filed) and the other documents may also be obtained for free by accessing the Company’s website at www.generalmaritimecorp.com or by accessing Arlington’s website at www.arlingtontankers.com.
     The Company and Arlington, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and its proxy statement dated April 11, 2008, which are filed with the SEC. Information regarding Arlington’s directors and executive officer is contained in Arlington’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and its proxy statement dated April 23, 2008, which are filed with the SEC. In addition, Peter C. Georgiopoulos will receive benefits from the Company in connection with the executive transition discussed in the Current Report on Form 8-K filed by the Company with the SEC on August 6, 2008, as amended, and the Company is discussing with Edward Terino, currently the Chief Executive Officer, President, and Chief Financial Officer of Arlington, a consulting arrangement for assistance in the post-closing transition period. Furthermore, the Board of Directors of Arlington is contemplating an award of a bonus to Mr. Terino in the amount of $750,000 pursuant to Arlington’s 2008 Bonus Plan. A more complete description of any such arrangements will be available in the Registration Statement and the Joint Proxy Statement/Prospectus.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MARITIME CORPORATION
(Registrant)

By: Name: Title:	/s/ Jeffrey D. Pribor Jeffrey D. Pribor Executive Vice President and Chief Financial Officer
Date: August 27, 2008

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